Exhibit 99.1

BAK
BAK BATTERY

Investor Presentation

February 2007

BAK

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Key Rechargeable Battery Applications

Notebook Computers
PDAs
Digital Cameras
Cell phones
Li-ion Rechargeable Batteries
Bluetooth Headsets
Cordless power tools
Hybrid-electric vehicles
MP3/Portable Entertainment
Uninterruptible Power Supply
Light-electric vehicles
BAK

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Low Cost Manufacturing

International Labor Cost Comparison
(per hour)
$30
$20
$10
$0
$20.32
$19.59
$7.77
$5.96
$5.70
US
Japan
Singapore
HK
Taiwan

Domestic Labor Cost Comparison
(per hour)
$1.50
$1.00
$0.50
$0.00
$1.00
$0.84
$0.71
$0.58
Beijing
Shanghai
Jiangshu
Guangdong
(Canton)

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Revenue Growth

In thousands of US Dollars
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$20,045
$63,746
$101,922
$143,829
$26,104
$43,082
FY 2003
FY 2004
FY 2005
FY 2006
Q1 FY 2006
Q1 FY 2007

BAK

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Gross Profit Growth

In thousands of US Dollars
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,511
$13,824
$25,687
$39,633
$7,076
$8,197
FY 2003
FY 2004
FY 2005
FY 2006
Q1 FY 2006
Q1 FY 2007

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Net Income Growth

In thousands of US Dollars
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$3,704
$6,746
$12,374
$20,165
$3,192
$3,583
FY 2003
FY 2004
FY 2005
FY 2006
Q1 FY 2006
Q1 FY 2007

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BAK
423448A
BAK BATTERY
433450A
BAK
063448A
BAK BATTERY

Questions and Answers

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Investor Presentation

February 2007

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Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

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Investment Considerations

•	One of the world’s biggest & fastest growing Li-ion battery cell manufacturers

•	Large & growing $2.5 billion Li-ion battery market

•	Expanding Li-ion product opportunities

•	Recurring revenue stream

•	Low cost manufacturing

•	State-of-the-art technical capability

•	Multiple growth opportunities

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Li-Ion Cell Market in China

•	Li-Ion cell/battery producers growing more rapidly in China than rest of of world

•	Production shift of OEM’s factories to Asia in general and China in particular

•	Lower cost vs. Japan and Korea: manufacturing costs, logistics, import duty

•	Replacement cell phone market unique to China:

	–	416 million cell phone subscribers growing by another 250 million over the next 5 years

	–	Cell phones are sold and resold through an existing distribution network – not disposed of like in the US

	–	BAK sells replacement batteries to the installed base of cell phones

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Li-ion vs. Competing Technologies

Feature	NiCd	NiMH	Li-ion

Operating Voltage	1.2	1.2	3.6
Cycle Life	500	500	1,000
Rapid Charge	Not Good	Good	Good
Memory Effect	Yes	No	No
Environmental Impact	Cadmium (poisonous)	None	None

Li-ion Batteries are the “defacto standard” in most applications due to higher power and longer duration

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Key Rechargeable Battery Applications

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Notebook Computers	PDAs	Digital Cameras

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE] Li-ion Rechargeable Batteries	[GRAPHIC APPEARS HERE]
Cell phones		Bluetooth Headsets

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Cordless power tools		Hybrid-electric vehicles

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MP3/Portable Entertainment	Uninterruptible Power Supply	Light-electric vehicles

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Replacement Battery Market

•	BAK has 60% share of this market

•	Provides recurring revenue stream

•	BAK’s historical core business

	–	Sales of steel and aluminum case battery cells to replacement battery manufacturers

	–	These manufacturers, who sell under their own brand name or private-label brands, are predominantly Chinese manufactures

•	Relationships with key battery pack customers, including:

	–	SCUD (Fujian) Electronics Co., Ltd.

	–	Desay Power Tech. Co., Ltd.

	–	Shenzhen Ya Litong Electronic Co., Ltd.

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The “Razor Blade” Business Model

Lithium batteries are consumable products.  More devices in use creates a recurring revenue stream along the lines of a “razor and razorblade” model

•	Consumables are sold to the installed base

•	Potential market expands at a geometric rate

•	Stability; Predictability; “Evolutionary rather than Revolutionary” changes

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Sales to Mobile Phone OEMs

•	The competitive environment

	–	Product safety is the OEM’s primary concern.

	–	Most OEM cells manufactured in Japan or Korea

	–	BAK believes it has a significant cost manufacturing advantage over Japanese and Korean suppliers

•	New Customers

	–	BAK has announced a number of new customers: Lenovo, Ben Q Siemens, China Tech Faith Wireless, UTStarcom, SIM Technology Group, Longcheer Technology, Hisense

•	Qualification underway with international Tier 1 OEM’s

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High Power Cells:
Sales to A123 Systems

•	First high power cell application: DeWalt’s 36V line of power tools: “The power of corded without the cord”

•	Sales to A123 Systems 15% of Q1 2007 revenues

•	New high-powered battery products for applications in power tools, medical devices and hybrid electric vehicles

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Laptop Power Products

•	Began commercial production in July 2006

•	Significant increase in manufacturing sophistication as compared to mobile phone cells

•	Customers

	–	Shenzhen Fonleate Electronics

	–	In negotiations with several Tier 1 OEMs

•	Production is currently 40,000 pieces per day

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Lithium Polymer Product Line

•	Utilized for small-format batteries customized in size and shape for specific applications

•	Current Capacity > 1 million pieces per month

•	Current applications include:

	–	MP3 players

	–	Bluetooth headsets

	–	Ultra light cell phones

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Low Cost Manufacturing

•	Factory structure combines automated and manual processes that utilize low cost Chinese cost labor

	–	Automated equipment sourced in PRC and Taiwan

	–	New equipment like slitters, electrode processing equipment, and winders that decrease cost, decrease process variability, improve product reliability and safety.

•	Strategic sourcing initiatives and use of purchasing power to gain the lowest material cost

International Labor Cost Comparison (per hour)	Domestic Labor Cost Comparison (per hour)

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World Class Technical Capability

•	BAK facilities meet or exceed international standards

	–	EU and CE attestation, UL Authentication, ISO9001: 2000, ISO4001:1996 certified

	–	Most advanced Li-ion research lab in China

	–	State-of-the-art analytical equipment

	–	Advanced automated model plant

•	World class scientists BAK R&D Center

•	R&D organization focus:

	–	Joint program development with customers and partners

	–	Unique ability to transition laboratory technology to manufacturing practice

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State of the Art Facilities

•	90-Acre industrial campus in Shenzhen including R&D center

•	1.9 million sq. ft. of manufacturing space

•	10,500+ employees

•	New planned facility in Tianjin

•	New R&D offices planned in central Shenzhen

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Company Growth Plans

Distribution Channels

		Replacement Battery Manufacturers		OEM (Original Equipment Manufacturer)

Mobile Phones	•	60%+ Market Share	•	Automated, process controlled production capability established
	•	Strong relationships with key battery pack manufacturers	•	Growth catalyst: New OEM customers
	•	Growth catalyst: Organic growth with market	•	Early success with China “Tier 1” OEM’s
			•	Targeting international “Tier 1” OEM’s

Laptop Computers	•	Growth catalyst: New battery pack manufacturer customers	•	Automated process controlled production capability established April 2006
			•	Growth catalyst: New OEM customers

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Company Growth Plans

OEM
(Original Equipment Manufacturer)

Lithium Polymer	•	Production capability established 2006
	•	Growth catalyst: New customer development; continue to add manufacturing capacity

Lithium Phosphate	•	Production established 2006 to supply A123 with nano lithium phosphate based cells for high power applications.
High Power	•	Initial application: Power tools manufactured by Black and Decker’s DeWalt division.
	•	Growth catalyst: supply to A123

High power	•	Planned facility announced in Tianjin.
	•	Target applications: UPS, LEV.
	•	Potential applications: HEV

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Company Management

•	Mr. Xiangqian Li, Chief Executive Officer

	–	Founder provided initial capital of $2.4 million from personal funds

	–	Full time, operating CEO

•	Dr Huanyu Mao, Chief Operating Officer

	–	Significant expertise in Li Ion technology: equipment, materials and production processes

	–	Successful tenure as CTO at Lishen; previous to that NEC Moli Energy

	–	PhD in Electrochemistry Memorial University of Newfoundland; postdoctoral work at Simon Fraser University; widely published technical author; 7 LI-Ion patents

•	Mr. Hongbin Han, Chief Financial Officer

	–	Chinese CPA and Chinese certified tax agent.

•	Mr. Jim Groh, US Representative

	–	US based management presence

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Financial Overview

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Revenue Growth

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For the fiscal years ended September 30 and the year- to-date period ended December 31.

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Gross Profit Growth

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For the fiscal years ended September 30 and the year- to-date period ended December 31.

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Net Income Growth

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For the fiscal years ended September 30 and the year- to-date period ended December 31.

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Capital Structure

Shares Outstanding	48.9 million
Float	21 million
Insider ownership	46%
Institutional Ownership	69%

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Income Statement

(US$ in millions)	Fiscal Year Ended 9/30/05	Fiscal Year Ended 9/30/06	Three months Ended 12/31/06

Revenues	$101.9	$143.8	$43.1
Gross Profit	$25.9	$39.6	$8.2
Operating Expenses	$10.4	$17.1	$4.6
Operating Income	$15.5	$22.5	$3.6
Pre-tax Income	$13.1	$20.7	$3.6
Net Income	$12.4	$20.2	$3.6

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Strong Balance Sheet

(US$ in millions)	9/30/2006	12/31/06

Current Assets	$146.9	$148.0
Total Assets	$259.7	$264.6
Cash & Restricted Cash	$34.1	$34.8
Current Liabilities	$145.7	$128.8
Short term Bank Loans & Notes Payable	$67.9	$71.1
Shareholders’ Equity	$113.6	$122.6
Total Liabilities and Stockholders’ Equity	$259.7	$264.6

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Investment Considerations

•	One of the world’s biggest & fastest growing Li-ion battery cell manufacturers

•	Large & growing $2.5 billion Li-ion battery market

•	Expanding Li-ion product opportunities

•	Recurring revenue stream

•	Low cost manufacturing

•	State-of-the-art technical capability

•	Multiple growth opportunities

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Questions and Answers

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